RigNet Update November 2019 Enabling Intelligence. Delivering Results. Exhibit 99.1

2
2
2
2
Enabling Intelligence.  Delivering Results.
Forward-looking statements and non-gaap measures
Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private
Securities Litigation Reform Act of 1995 —
that is, statements related to the future, not past, events.  Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend, “will”, "expect," "plan" or other similar words.  Forward-looking statements in this presentation include, without limitation, statements
regarding
the
timing
of
the
closing
of
future
acquisitions,
if
at
all,
or
the
benefits
provided
by
such
acquisitions,
and
margin
expectations
in
our
businesses.
These
forward-
looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate.  Actual results and future events could differ materially from those anticipated in such statements.  Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic
conditions
in
the
markets
we
operate;
the
extent,
timing
and
overall
effects
of
competition
in
our
industry;
the
impact
of
new,
emerging
or
competing
technologies;
material
changes
in
the
communications
industry
that
could
adversely
affect
vendor
relationships
with
equipment
and
network
suppliers
and
customer
relationships
with
wholesale
customers;
unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; the effects of federal
and
state
legislation,
and
rules
and
regulations
governing
the
communications
industry;
the
impact
of
equipment
failure,
natural
disasters
or
terrorist
acts;
and
those
additional
factors set forth under the caption “Risk Factors” and other factors described in our filings with the SEC, including under the section “Management’s Discussion and Analysis of Financial
Condition and Results of Operations” in our Form 10-K for the fiscal period December 31, 2018, which is incorporated by reference herein.
RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this presentation.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.
All forward-looking statements are qualified in their entirety by this cautionary statement.
In
addition
to
U.S.
GAAP
financials,
this
presentation
includes
certain
non-GAAP
financial
measures.
These
non-GAAP
measures
are
in
addition
to,
not
a
substitute
for
or
superior
to,
measures of financial performance prepared in accordance with GAAP. Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.

> 50 Countries
> 600 Employees
$178.8 MM 9M19 Revenue

> 1,350 Global
MCS Sites

> 10,000 IoT/SCADA
Sites

Enhanced Cybersecurity
Including Cyphre

Intelie LIVE
Real-Time Machine Learning

> $35 MM SI Project
Backlog

RigNet

3 3 3 3 Enabling Intelligence. Delivering Results. RigNet at a Glance 3

4
4

4
Enabling Intelligence.  Delivering Results.
RigNet’s Strategic Transformation
$192.5,
87%
$21.6,
10%
$6.5,
3%
Total Revenue: $220.6 million
MCS
SI
Apps & IoT
4
$125.6,
70%
$28.0,
16%
$25.3,
14%
MCS
SI
Apps & IoT
2016
9M19
Move Up the Stack
Expand Across
Energy Value Chain
Acquire New
Capabilities
Build Scale
Fix and Leverage SI
Enter New Verticals
Built for the Future of Remote Communications
Total Revenue: $178.8 million

5
5

5
Enabling Intelligence.  Delivering Results.
RigNet’s Evolving Business Mix
84%
88%
90%
87%
87%
83%
79%
73%
78%
70%
69%
71%
74%
68%
69%
13%
9%
7%
11%
8%
12%
11%
16%
12%
20%
19%
18%
12%
18%
16%
3%
3%
3%
3%
5%
5%
10%
10%
10%
11%
12%
11%
14%
13%
15%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Managed Services
Systems Integration
Applications & Internet-of-Things
5
•
Steadily growing contribution
from Apps & IoT
–
12.2% CAGR of contribution
from 1Q16 to 3Q19
–
Continued growth expected
driven largely by Intelie
•
Improved performance of SI
segment contributing to more
opportunities and more
revenue
•
MCS segment lower as a
percentage of total revenue,
but relatively stable and tied
to oil and gas recovery
% of Quarterly
Revenue

6
6

6
Enabling Intelligence.  Delivering Results.
3Q19 and Nine Months 2019 Financial Highlights: Solid Performance
Total Revenues
Segment* Operating
Income
Gross Margin**
Adjusted EBITDA**
3Q19
vs. 3Q18
9M 19
9M 18
$60,993
$13,555
41.5%
$11,010
6%
18%
4 bps
+26%
$178,835
$70,198
39.3%
$29,171
0.1%
+3%
1 bps
+20%
$ Thousands
*   Segments defined as MCS, Apps/IoT, SI
** Note:  See Appendix for definitions and calculation of Adjusted EBITDA and Gross Margin
Strong performance on Revenues, Operating Income and Adjusted EBITDA

Intelie
a RigNet company

Cyphre
a RigNet company

Enabling Intelligence. Delivering Results.

RigNet

7
7
7
RigNet’s Three Complimentary Business Segments
3Q19
vs. 3Q18
$9,265
$9,673
$42,055
$ Thousands
Managed
Communication Services
Systems Integration
Apps & IoT
Move up stack to deliver
higher-value solutions
across many verticals
Segment* Revenues
Increase win rate, manage
risk, and expand margins
Build scale, leverage
efficiencies & bundle with
Apps & IoT for pull-through
Segment Strategy
*   Segments defined as MCS, Apps/IoT, SI
$7,463
$11,122
$41,205
Apps
IoT
& SCADA

8
8
8
8
Enabling Intelligence.  Delivering Results.
Current Market Dynamics
•
Equity market uncertainty driven by US/China trade war,
BREXIT, and global recession concerns
•
Continued energy sector volatility, particularly offshore
Slowly increasing rig utilization, but a long way to go
Strong pipeline of large energy projects including LNG and
FPSOs
•
Continued cost and margin pressures driving operators’
and service companies’ critical need to digitally
transform
•
Increasing technological sophistication of assets and
crew welfare drawing more bandwidth
•
Energy companies and infrastructure under ubiquitous
cyber threat
•
Real-time machine learning coming of age

9
9

9
Enabling Intelligence.  Delivering Results.
Managed Communications Services (MCS)
184
182
188
190
191
184
185
182
184
316
304
310
320
332
347
368
375
384
165
172
176
177
187
181
180
183
184
510
513
525
610
640
611
627
644
634
0
200
400
600
800
1000
1200
1400
1600
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Site Count Growth
Offshore Rigs
Offshore Production
Maritime
Other
1,386
1,175
1,171
1,199
1,350
+3%
Year on
Year
•
70% of 9M19 revenues; 36-40% margins
•
End-to-end service assuring maximum
uptime, reliability and security that
enables:
–
Fully-managed voice and data networks
–
Video surveillance and collaboration
–
Real-time operational monitoring
–
Data protection (Cyphre)
–
Machine learning (Intelie)
•
Own and install communications
infrastructure
•
Satellite backhaul with L, C, Ka, and Ku
bands, fiber, microwave, cellular, and
cellular
•
Bundling Intelie and Cypher with MCS
creating competitive advantage with
customers
1,297
1,323
1,360
1,384
71%
29%
Jackups
Floaters
RigNet’s
3Q19
Offshore
Rig Split
31
159
RigNet
Other
RNET’s
Share of
FPSO
Market
38%
36%
0%
10%
20%
30%
40%
50%
60%
Jackups
Floaters
3Q19 Offshore
Global Rig
Market Share
Source:  Company, RigLogix

100
95
90
85
80
75
70
65
60
55
50
Utilization (%)
2014
2015
2016
2017
2018
2019
Good utilization for modern rigs with increasing data needs
90
85
Total Util %
Marketed Util %

100
90
80
70
60
50
Utilization (%)
2014
2015
2016
2017
2018
2019
Continued improvement in floater market despite oil volatility
79
68
Total Util %
Marketed Util %

RigNet

10
10

10
Enabling Intelligence.  Delivering Results.
MCS Offshore Segment Dynamics
10
Jackup Market Utilization (Built after 2000)
Source:  SpareBank1 Markets; SBM; Rystad Energy
Drillship Market Utilization
Projected FPSO Project FID
12
11
11
0
2
4
6
8
10
12
14
2019 (Aug.
forward)
2020
2021
•
Largely projected for South
America with Petrobras as
the leading operator by a
wide margin
•
RigNet has won 17 FPSOs
in last 36 months, including
10 with Petrobras
•
High data intensity
Expected new FPSO
Construction Awards
•
Despite a challenging equity market, offshore activity has
continued to be stable or slightly increasing
•
Newer, higher specification rigs are preferred.  These assets are generally more ‘connected,’ requiring higher bandwidth
as well as creating pull-through opportunities for additional
RigNet solutions
•
Offshore production investment has resumed after a multi-
year pause, with more than 30 FPSOs expected to be
approved for construction over the next three years

GALVESTON
MISSISSIPPI CANYON
EWING BANK
EAST BREAKS
GARDEN BANKS
GREEN CANYON
ATWATER VALLEY

Beaumont
Port Arthur
New Iberia
New Orleans
Houma

RigNet

11
11

11
Enabling Intelligence.  Delivering Results.
RNET Owned US GoM Infrastructure Coverage
11
•
RNET WiMax/Microwave Coverage
o
Largest over-water digital microwave communications
network in the world built > 10 years ago
o
Backbone built on 56 fully-owned and managed nodes on
fixed and floating platforms in the central GoM
o
Over 24,000 square miles of coverage
o
Supports more than 85 oil and gas customers including
Shell, Chevron, ExxonMobil, etc.
o
Multiple nested rings; stabilized solutions for floating
platforms with VSAT failover
•
RNET / TMOB LTE Coverage
o
Installed in 2018/2019 in a partnership between RNET and
T-Mobile
o
IP-based technology
o
4G and 5G enabled; Voice and data
o
600/700 MHz frequencies for greatest penetration and
propagation
o
Covers over 60,000 square miles for B2B applications;
more than twice as far RNET’s traditional WiMax
o
RNET and T-Mobile split revenue from roaming consumers
(commercial and private); free to T-Mobile customers
o
RNET able to offer private B2B LTE networks to industrial
customers

Shell
CHENIERE
ADNOC
bp
ExxonMobil
sabic

WOOD GROUP
CBI
JGC
SBM OFFSHORE
McDERMOTT
BECHTEL
Petrofac

RigNet

12
12

12
Enabling Intelligence.  Delivering Results.
Systems Integration (SI)
•
•
$35 million in project backlog as of 9/30/19
•
Fully-managed turnkey capital integration projects
–
Voice and data communications, radio, safety, and security subsystems
–
Early Works and Permanent Plant systems/infrastructure
•
Delivering SI solutions for more than 40 years with over 160 executed projects globally
–
Onshore and Offshore –
for new and existing assets
–
Platforms, FPSOs, Refineries, LNG and Ethane Cracker facilities
•
Margin expansion opportunities as we focus on efficiencies and improved project management (mid-20% -
30%+ depending on
project)
•
Successfully converting projects into recurring revenue business
EPCs
Operators
16% of 9M19 Revenues

13
13

13
Enabling Intelligence.  Delivering Results.
13
RigNet’s Apps & IoT: a rapidly growing segment
Solutions
•
One of the largest IoT/SCADA footprints in North
America operating SkyEdge I and SkyEdge II
•
Global leader in SCADA M2M traffic
•
Solutions harness and
protect mission-critical
information
to enhance
business performance :
–
Intelie
collects and analyzes operational data to drive
real-time mission-critical decisions that optimize
business performance
–
Cyphre
©
,
with
BlackTIE
®
Technology,
provides
best-in-
class data protection and cybersecurity
–
Adaptive Video Intelligence (AVI) uses lower
bandwidth to stream high-quality video content
–
CrewConnect™ portfolio provides internet and
infotainment services to  crews in remote locations
–
MetOcean Systems provide accurate, reliable weather
data
6.5
15.6
25.7
25.3
0
5
10
15
20
25
30
2016
2017
2018
9M19
Apps & IoT Revenue Growth
$ million
+140%
+65%
•
Apps & IoT is currently RigNet’s fastest growing
segment
•
Positioned to become the growth engine of the
company; not reliant upon MCS growth
•
Competitively distinctive
•
14% of 9M19 revenues; margins at 50%+
•
3Q19 Split:  55% IoT; 45% Apps

RigNet's ECS Intervention in Sample Customer (# incidents)

3000
2500
2000
1500
1000
500
0
RigNet SOC handled w/o customer
1395
1477
2395
1437
1675
1580
Direct customer help to stop attack
20
55
108
62
94
90
January
February
March
April
May
June

RigNet

14
14

14
Enabling Intelligence.  Delivering Results.
Cybersecurity: RigNet’s ECS Protects Critical Infrastructure
14
Middle East
North
America
RoW
Global Energy Industry Cyberattacks
BitSight scores are a standard
measure of network security
Advanced
Intermediate
Basic
BitSight
Rating
350
incidents direct
at energy companies
between 2011-
2015
RigNet
Average of Top 2
Global Field Services
Average of Top 3
Energy VSAT
Providers
(excluding RigNet)
Average of Top 3
Energy LTE Providers
(excluding RigNet)
300
400
500
600
700
800
730
597
391
313

Intelie
a RigNet company

Transocean

PETROBRAS

bp

ocyan

RigNet

15
15

15
Enabling Intelligence.  Delivering Results.
Commercializing
15
Intelie LIVE Platform for real-time, advanced analytics
“Intelie is to real-time, machine learning what Excel is to financial analysis”
Safety/Environment
Operations
Non-Energy
Energy
Hourly/daily sales
predictions
2010
ATM fraud detection
2010
Mud weight prediction
in pre-salt
2013
Planning
Basic Well Design
2016
Maritime vessel fuel
prediction, fuel loss
prevention
2015
Drilling ROP prediction
2016
Emissions monitoring
and prediction
2016
Drilling NPT reduction/
problem insight
2016
Drilling safety
enhancement
2018
Pressure pumping
monitoring and
maintenance
2018
Drillship DP monitoring
2018
People and asset
tracking
2018
BOP negative pressure
testing
2018
Car rental monitoring
2013
Manufacturing utilities
monitoring and
optimization
2019
Plus:
•
Multiple additional Super-majors
•
Major onshore pressure pumping
company
•
Non-energy companies
SEEDS Drilling,
Workover & Completion
2017
Well Barrier
2018
Not comprehensive

Equipment Health & Diagnosis

BOP

10:14
https://stars.intelie.com
LIVE
[EQUIPMENT SYSTEMS] - BOP Analytics & M...
BOP - DATA

Fleet Management

Performance Analysis

19:29
https://aqua.intelie.com
LIVE
Performance - Real Time
TRIM
25
12.3
1
ACTUAL TRIM
LIVE MAP

Process Safety

RT Well Barrier Analytics

10:15
https://stars.intelie.com
LIVE
Real Time Barrier Integrity

RigNet

16
16

16
Enabling Intelligence.  Delivering Results.
Intelie Use Cases
16
Three specific use cases:
-
Diagnostics for subsea
BOPs
-
Fuel management for
seagoing vessels
-
Pressure integrity at the
wellhead
Intelie can not only be
accessed in the office or a
real-time operations center,
live dashboards can be
accessed directly from a
user’s Apple or Android
phone.
For a demonstration, use
your phone to take a
picture of the QR code and
go to the website.

17
17

17
Enabling Intelligence.  Delivering Results.
Intelie Use Cases—Flywheel Effect from SI
17
RigNet has partnered with Certified
Safety to deliver the Connected
Worker Initiative (CWI) to GCCV, a
large petrochemical plan being built
on the Gulf Coast.
The technology combines Intelie LIVE
with a digital tracking badge that will
enable workers to monitor and
respond in real-time to situations that
include:
-
Man down, including summoning
emergency personnel
-
Zone violation, to ensure
personnel don’t enter
unauthorized areas
-
Muster alerts, to notify, guide, and
account for workers in the event of
an emergency
The system also delivers KPI reports
to establish baselines and track
performance.
Connected Worker Initiative
Improve on-site communication
Enhance safety / security
Tighten teamwork
Help remove obstacles
Improve processes

18
18

18
Enabling Intelligence.  Delivering Results.
18
Digital transformation strategies driving
increased need for “ultra-secure” bandwidth and
actionable intelligence
Unique, holistic, end-to-end solutions provider
with a growing portfolio of advanced technology
& software, services, and expertise
Leading position in oil and gas with growing
presence in other verticals
Global footprint with expanding universe of
significant long-term, regional partnerships
Increasing revenues and EBITDA margins
Rapidly growing Apps & IoT differentiation
Focus on deleveraging and strengthening
balance sheet
RigNet delivers the advanced software,
optimized industry solutions, and ultra-
secure communications infrastructure
that allows the oil and gas industry, and
others, to finally realize the business
results of digital transformation.
RigNet:  Well-Positioned for Further Success

Enabling Intelligence. Delivering Results. 15115 Park Row, Suite 300 | Houston, TX 77084 | USA www.rig.net NASDAQ: RNET Investor Contact: Lee M. Ahlstrom SVP & CFO 281.674.0100

The following table presents a reconciliation of our net loss to Adjusted EBITDA.

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
	(in thousands)			
Net loss	$ (270)	$ (2,798)	$ (18,349)	$ (12,623)
Interest expense	1,784	807	4,291	2,773
Depreciation and amortization	7,172	8,413	23,763	24,756
Loss on sales of property, plant and equipment, net of retirements	8	66	19	34
Stock-based compensation	1,504	1,086	7,132	4,368
Restructuring	158	664	731	664
Change in fair value of earn-out/contingent consideration	—	(750)	1,284	2,050
Executive departure costs	—	—	—	161
Acquisition costs	76	930	486	2,075
GX dispute Phase II costs	(420)	—	3,946	—
Income tax expense (benefit)	998	312	5,868	(11)
Adjusted EBITDA (non-GAAP measure)	$11,010	$ 8,730	$ 29,171	$ 24,247

RigNet

20

Enabling Intelligence.  Delivering Results.
RigNet Non-GAAP Reconciliation
Adjusted
EBITDA
Adjusted
EBITDA
is
a
financial
measure
that
is
not
calculated
in
accordance
with
generally
accepted
accounting
principles,
or
GAAP.
We
refer
you
to
the
Company’s
recent
10-K
filing
for
the
year
ended
December
31,
2018
for
a
more
detailed
discussion
of
the
uses
and
limitations
of
Adjusted
EBITDA.
We
define
Adjusted
EBITDA
as
net
loss
plus
interest
expense,
income
tax
expense
(benefit),
depreciation
and
amortization,
impairment
of
goodwill,
intangibles,
property,
plant
and
equipment,
(gain)
loss
on
sales
of
property,
plant
and
equipment,
net
of
retirements,
change
in
fair
value
of
earn-outs
and
contingent
consideration,
stock-based
compensation,
acquisition
costs,
executive
departure
costs,
restructuring
charges
and
non-recurring
items.
Gross
Margin
We
define
Gross
Margin
for
any
period
as
the
difference
between
Revenues
and
Costs
of
Revenues
(excluding
Depreciation
and
Amortization);
that
difference
divided
by
Revenues.

21
21

21
Enabling Intelligence.  Delivering Results.
Executive Management
21
Steve Pickett
CEO & President
Joined May 2016
Brendan Sullivan
Chief Technology/
Information Officer
Joined May 2017
Brad Eastman
SVP, General
Counsel
Joined November 2017
Jay Hilbert
SVP, Global Sales
Joined November 2016
Ed Traupman
VP/GM, Products &
Services
Joined November 2016
Egbert Clarke
VP, Operations
Joined July 2017
Lance Smith
VP, Cyphre
Joined May 2017
Lelio Souza
VP, Intelie
Joined March 2018
Jackson Markley
VP, Corporate
Development
Joined June 2018
Lee M. Ahlstrom
SVP & CFO
Joined August 2018
Keith Frederick
Chief Information Security
Officer
Joined November 2017
Jamie Barnett
Rear Admiral USN (Retired)
SVP, Government Services
Joined January 2019

VALARIS
Transocean
Seadrill
Borr Drilling
ocyan
VANTAGE DRILLING COMPANY
SapuraKencana
SHELF DRILLING
oro negro
DIAMOND
GRUPO R
KCA DEUTAG
ENTERPRISE
COSL
MAERSK DRILLING
queiroz galvão

Shell
Chevron
ConocoPhillips
REPSOL
bp
RasGas
PERENCO
engie
equinor
HESS
woodside
PTTEP
BHP
Apache
Anadarko
ExxonMobil
devon
MARATHON
SANDRIDGE energy
CHENIERE
LLOG exploration
CHESAPEAKE ENERGY
TALOS
EGC
PETROBRAS
PEMEX
Eni

BECHTEL
Petrofac
WOOD GROUP
TK
McDERMOTT
OSG Overseas Shipholding Group, Inc.
DAEWOO
FLUOR
JGC
SAMSUNG
SAMSUNG ENGINEERING
WorleyParsons
veripos

HALLIBURTON
MODEC
BJ
Schlumberger
RUBICON
Weatherford
DRIL-QUIP
NOV
HELIX
BAKER HUGHES
dcp Midstream
wood.
TechnipFMC
SBM OFFSHORE
PROPETRO
FUGRO

T
OPTUS
SC GROUP
MILAHA
AT&T
ATM
JANA جنى
OTTO CANDIES, LLC
Rockwell Collins
BUMIARMADA
MOL Mitsui O.S.K. Lines
POSH
Singtel
عرب سات ARABSAT

RigNet

22 22 22 22 Enabling Intelligence. Delivering Results. OIL & GAS DRILLING OIL & GAS OPERATORS CONTRACTORS SERVICE COMPANIES OTHER RigNet Major Global Customers

EXHIBIT 1 | Digital Can Unlock Significant Value in Upstream Activities

EXPLORATION
• Accelerate interpretation with machine learning
50%–60%
Reduction in data interpretation time and cost
FIELD DEVELOPMENT
• Optimize field architecture with smart and integrated modeling
• Synchronize project build using digital twins and building information modeling
• Optimize for constructability and cost
Up to 70%
Reduction in engineering hours plus higher-value field concepts
DRILLING¹
• Achieve faster well delivery with closed-loop automation
• Improve well design using data analytics
20%–30%
Faster well delivery and more productive wells
OPERATIONS/ PRODUCTION
• Optimize production with real-time data and advanced models enabled by industrial internet of Things
• Improve uptime using predictive maintenance and digital twins
3%–5%
Increased production²
20%–40%
Reduced maintenance cost

Source: BCG project experience and analysis.
[1]Drilling covers exploration and appraisal and development/infill drilling.
[2]Assuming marginal value of $50 per additional barrel.

RigNet

23
23

23
Enabling Intelligence.  Delivering Results.
23
RigNet’s Apps & IoT: Why Invest?
Addressable Digital Oilfield Market
Significant scale:  “…the digital oilfield market is poised to surpass US $30.7 billion by 2020, with
a compound annual growth rate
(CAGR)
of
5%
from
2015.”
Customer Value
Fewer people:  “… the changes could reduce the number
of jobs [done by a well logger] by more than
25%...”
Better decisions:  “what we’re trying to do is help the
people who make the decisions to make
those decisions with additional support
from
the
intelligence
that
we’ve
created.”
Lower costs:  “The company’s production unit … has
reduced its noncontractor workforce by
40%, largely through technology updates,
and has cut lease operating expenses 48%
since
2014.…”
1
https://www.ogj.com/articles/ogfj/print/volume-14/issue-9/features/the-next-generation-
digital-oilfield.html
2
https://www.wsj.com/articles/oils-new-technology-spells-end-of-boom-for-roughnecks-
1531233085
3
https://www.forbes.com/sites/bernardmarr/2019/01/18/the-incredible-ways-shell-uses-
artificial-intelligence-to-help-transform-the-oil-and-gas-giant/#29c278392701
4
https://www.bcg.com/publications/2019/digital-value-oil-gas.aspx
Opportunity
for
Savings
in
Upstream
Alone
is
Significant
4
1
2
3
2

RigNet's Cyphre

a RigNet company

Cyphre Enterprise Channel Partners:

AT&T

Singtel

عرب سات
ARABSAT

RigNet

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24

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Enabling Intelligence.  Delivering Results.
Cyphre Products:
RigNet’s Cyphre technology delivers next generation network and data security
•
Unique, fully-managed service providing powerful encryption for data in-transit, data at-rest, and encryption keys
•
Delivers best-in-class encryption on all network types (satellite, public internet, private WAN, cloud, etc.)
•
In
satellite
applications,
hardware
solution
saves
~20
-
40%
bandwidth
over
traditional software encryption solutions with ultra-low latency
•
Always-on protection with “set and forget” administration
•
No switching costs; easily integrated into existing data protection technologies
Channel partners reselling
Cyphre in USA, AsiaPacific, and
MENA
CyphreLINK
CyphreLOCK
CyphreCERT
CyphreKey
management